SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_________________________________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2004

RUSSELL CORPORATION

(Exact name of registrant as specified in its charter)

Alabama	0-1790	63-0180720
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3330 Cumberland Blvd., Suite 800, Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 742-8000

Former name or former address, if changed since last report: None

Signatures
EX-99.1 PRESS RELEASE ISSUED FEBRUARY 12, 2004

Item 7.	Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press Release issued February 12, 2004

Item 12.	Results of Operations and Financial Condition

On February 12, 2004, Russell Corporation issued a press release announcing its results of operations for the thirteen-week period and fiscal year ended January 3, 2004. The press release is attached as Exhibit 99.1 hereto and is hereby incorporated by reference.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 12 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSSELL CORPORATION

February 12, 2004	By: /s/ Floyd G. Hoffman Floyd G. Hoffman
Senior Vice President, Corporate Development, General Counsel and Secretary